ACCOUNTS RECEIVABLE, NET (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
ACCOUNTS RECEIVABLE, NET [Abstract]
ACCOUNTS RECEIVABLE, NET
NOTE 6: ACCOUNTS RECEIVABLE, NET

The Company is exposed to credit losses primarily through the sale of products and services to commercial customers, which are recorded as Trade receivables. We evaluate a customer’s ability to pay by assessing creditworthiness, historical experience and current business and economic conditions. We determine credit ratings for each customer in our portfolio based upon public information and information obtained directly from our customers. We evaluate the reasonableness of the allowance for credit losses on a quarterly basis or when events and circumstances warrant. In addition to credit quality indicators, the other factors we consider in our evaluation of collectability include the underlying value of any collateral or security interests, past due balances, historical losses, existing economic conditions, and country and political risk. In certain circumstances, we may require collateral or prepayment to mitigate credit risk.

We determine receivables are impaired when, based on historical experience, current information and events and a reasonable forecast period, we may be unable to collect amounts due according to the contractual terms of an agreement.  Estimated credit losses are written off in the period in which it is determined that an account receivable is no longer collectible.

Accounts receivable, net consisted of the following:

(dollars in millions)	September 30, 2020	December 31, 2019
Trade receivables	$2,578	$2,444
Receivables from affiliates	213	143
Other receivables	169	184
Accounts receivable	2,960	2,771
Less: Allowance for expected credit losses	(88)	(45)
Accounts receivable, net	$2,872	$2,726

The changes in the allowance for expected credit losses related to Accounts receivable, net are as follows:

(dollars in millions)
Balance as of January 1, 2020	$45
Provision for expected credit losses	38
Write-offs charged against the allowance for expected credit losses	(2)
Other (including impact of adoption of ASU 2016-13)	7
Balance as of September 30, 2020	$88

NOTE 6: ACCOUNTS RECEIVABLE, NET

(dollars in millions)	2019	2018
Trade receivables	$2,444	$2,549
Receivables from affiliates	143	113
Miscellaneous receivables	184	152
	$2,771	$2,814
Less: Allowance for doubtful accounts	(45)	(141)
	2,726	2,673

Accounts receivable are carried at amounts that approximate fair value. Bad debt expense was $18 million, $20 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively. In 2019, $61 million of the prior year allowance for doubtful accounts has been reflected as a direct reduction in Trade receivables.